POWER OF ATTORNEY


We, the undersigned officers and directors of U.S. Global Investors, Inc. ("Company"), do hereby severally constitute and appoint Frank E. Holmes, Susan
B. McGee, David J. Clark and Thomas D. Tays and each of them acting singularly, as our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names in the capacities indicated below, any Annual Report for the Company on Form 10-K to be filed with the Securities and Exchange Commission and to take such further action in respect thereto as they, in their sole discretion, deem necessary to enable the Company to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all documents related to said amendments to said Annual Report.

IN WITNESS WHEREOF, we have hereunto set our hands on the dates indicated below.


       Signature                   Title                         Date
----------------------     -----------------------     -------------------------

/s/ Bobby D. Duncan
----------------------
BOBBY D. DUNCAN            Director                    October 21, 1997


/s/ Frank E. Holmes
----------------------
FRANK E. HOLMES            Chairman of the Board       October 21, 1997
                           of Directors,
                           Chief Executive Officer


/s/ Thomas F. Lydon, Jr.
------------------------
THOMAS F. LYDON, JR.       Director                    October 21, 1997


/s/ J. Stephen Penner
------------------------
J. STEPHEN PENNER          Director                    October 21, 1997



/s/ Jerold H. Rubinstein
------------------------
JEROLD H. RUBINSTEIN       Director                    October 21, 1997


/s/ Roy D. Terracina
------------------------
ROY D. TERRACINA           Director                    October 21, 1997


/s/ David J. Clark
------------------------
DAVID J. CLARK             Chief Financial Officer     October 21, 1997


/s/ J. Michael Edwards
------------------------
J. MICHAEL EDWARDS         Chief Accounting Officer    October 21, 1997